MAY 14, 2015 | LAS VEGAS, NV BANK OF AMERICA MERRILL LYNCH HEALTH CARE CONFERENCE

1 FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements including with respect to estimated 2015 guidance and the impact of various factors on operating results. Each of the forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2014, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The information in this press release should be read in conjunction with a review of the Company’s filings with the SEC including the information in the section of the Company’s Form 10-K for the year ended December 31, 2014, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

2 • Provides diagnostic, drug development and knowledge services for >70 million patients per year • Leading national clinical laboratory – LabCorp Diagnostics • Leading Contract Research Organization (CRO) – Covance Drug Development • $8.5B revenue in 2014 (pro forma1) • >48,000 employees worldwide • Approximately $12B market capitalization • Experienced management team • Well-diversified customer mix LABCORP OVERVIEW World’s Leading Healthcare Diagnostics Company Corporate Headquarters: Burlington, NC (1) 2014 revenues presented on a pro forma basis to include Covance Drug Development; see appendix for details

3 DIVERSIFIED REVENUE BASE(1) (FY2014 PRO FORMA REVENUE DISTRIBUTION) 30% 30% 23% 12% 3% 2% Pharma & Biotech Managed Care (Fee for Service) Client (2) Medicare & Medicaid Patient Managed Care (Capitated) (1) Revenue presented on a proforma basis that assumes acquisition of Covance closed on January 1st, 2014; see appendix for details (2) Includes physicians and hospitals, Occupational Testing Services, non-U.S. clinical diagnostic laboratory operations, and nutritional chemistry and food safety operations. (3) Over 30 currencies; no single currency (other than US dollar) accounts for more than 5% of revenue Client Distribution Unique Customer and Geographic Revenue Mix USA 78% Geographic Distribution Rest of World(3) 22%

4 LABCORP DIAGNOSTICS OVERVIEW • Approximately $6B in revenue in 2014 • $60B US Clinical Laboratory market • >36,000 employees worldwide • National network of 37 primary laboratories and 1,750 patient service centers • Offers broad range of 4,500+ clinical, anatomic pathology, genetic and genomic tests • Processes ~500,000 patient specimens daily • Serves >220,000 physicians, government agencies, managed care organizations, hospitals, clinical labs and pharmaceutical companies • Comprehensive logistics and IT connectivity capabilities Leading National Clinical Laboratory

5 Valuable Service • Small component of total cost influences large percentage of clinical decisions • Screening, early detection, and monitoring reduce downstream costs • Decision support tools guide providers to better patient outcomes LABCORP DIAGNOSTICS – PROVIDING A VALUABLE SERVICE Growth Drivers • Aging population • Industry consolidation • Advances in genomics • Pharmacogenomics/companion diagnostics • Key managed care partnerships • Cost pressures will reward more efficient labs $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Hospital Care Physician Services Prescription Drugs Nursing Home / Home Health Lab Testing Administration Other 2-3% of spend influences 70-80% of physician decisions 10% of spend, moving toward personalized medicine as companion diagnostics improve efficacy and safety 2013 Estimated US Health Care Spend $2.9 Trillion SOURCE: Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group: and US Department of Commerce, Bureau of Economic Analysis and US Bureau of the Census and company estimates

6 COVANCE DRUG DEVELOPMENT OVERVIEW • >$2.6B in revenue in 2014 • Serves $140 billion global biopharmaceutical R&D market • Only provider of full spectrum of drug development services • Involved in the development of all of the top 50 drugs on the market • #1 in central laboratory / early development services • ~$900M revenue in Phase I-IV clinical trial management services • Generates more safety and efficacy data than any other entity involved in drug development • >12,500+ employees worldwide • Global network of operations in 30+ countries with trial activity in over 100 countries Leading CRO & Drug Development Services Provider

7 Diagnostic development Biomarker discovery & validation Pre- clinical Phase IV On-market care delivery • Post-mkt drug surveillance • Lab services • Monitoring outcomes COMBINATION CREATES THE BEST END-TO-END PARTNER FOR PHARMACEUTICAL AND BIOTECH DEVELOPMENT New/small position Leading position Strong position Central laboratory Phase I Phase II Phase III Approval & Launch

8 LABCORP WILL BE THE PARTNER OF CHOICE FOR BIOPHARMA AND IMPROVE THE LIVES OF PATIENTS • Faster, higher quality clinical trials at lower cost • Increased sales during patent lifetime • Expedited commercialization of companion diagnostics • Data analytics reduce safety recalls • Greater access to clinical trials for patients • Data & analytics drive increased confidence in prescriptions for: – ...the right drug... – ...the right patient... – ...the right time • More personalized medicines • Extended life and improved quality of life • Greater access to and transparency regarding clinical trials • Improved patient outcomes at lower cost • Fewer failures of therapy • Data & analytics to inform prescribing decisions • Reduced hospitalization costs • Improve health, improve lives • Drive profitable growth • Create shareholder value LabCorp LabCorp

9 2015 AND 2016 PRIORITIES Covance Drug Development Initiatives Fully Deploy Top Three Value Creation Opportunities Integrate Organizations Develop Technology-Enabled Solutions LabCorp Diagnostics Initiatives

10 COMBINATION PROVIDES SIGNIFICANT NEW GROWTH AVENUES Prioritized top 3 opportunities based on materiality, feasibility, and strategic fit Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2 Enhance “real-world” trial experience and post-market surveillance 3 International expansion Predictive analytics for stakeholders Food safety & nutritional chemistry Wave One Wave Two

11 DETAIL ON THE TOP THREE OPPORTUNITIES Enhance “real-world” trial experience and post-market surveillance 3 Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2 >$150M >$100M >$50M Incremental 2018 Revenue

12 TOP THREE VALUE CREATORS TO BRING TO MARKET IN 2016 Enhance “real-world” trial experience and post-market surveillance 3 Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2

ACQUISITION ALLOWS US TO IDENTIFY AND TARGET PATIENT POPULATIONS WITH SPECIFIC DISEASE CONDITIONS

1

Example: Non-small cell lung cancer with EGFR+ mutation

Before: Direct outreach to cancer center in search for patients



1 major cancer center in Florida with 15-30 NSCLC EGFR+ patients[1]

Now: Leveraging LabCorp database for (1) patient locations & (2) viable sites


1
NSCLC EGFR+
1 - 15
16 - 39
42 - 75
78 - 121
124 - 193
203 - 2813


2
Illustrative

>1000 patients in Florida with at least 25 viable sites[2]

1. NCI-designated cancer centers. Estimated number of patients based on average number of patients in an oncology Phase III trial and average number of sites.
2. South Florida Business Journal, 2014 – Top 25 centers in South Florida with ~1000-6000 patients per center

Source: www.cancer.gov

13

14 TOP THREE VALUE CREATORS TO BRING TO MARKET IN 2016 Enhance “real-world” trial experience and post-market surveillance 3 Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2

15 Capabilities Capabilities CDx development enabled by biomarker discovery and validation Market-leading biomarker and early stage trial support Execution on lab-based CDx for clinical validation in trials Late stage trial support linked seamlessly with CDx validation CDx approval and commercialization Peri-approval and market access support Experience with utilization of lab network to offer CDx at wide scale and/or enable kit development Phase IV and post- marketing surveillance support Preclinical and early stage trials Drug-CDx approval and launch Drug-CDx market delivery COMBINED COMPANY WILL DRIVE CRO SHARE GAIN FOR DRUG TRIALS REQUIRING COMPANION DIAGNOSTICS (CDX) PROGRAMS Drug-CDx approval and commercialization Late stage trials Early stage services strength followed by seamless execution of CDx will boost share of clinical trials 2

16 TOP THREE VALUE CREATORS TO BRING TO MARKET IN 2016 Enhance “real-world” trial experience and post-market surveillance 3 Deliver faster clinical trial enrollment 1 Partner of choice to develop and commercialize companion diagnostics 2

17 UNMET NEEDS ADDRESSED BY COMBINED COMPANY'S ENHANCED “REAL-WORLD” TRIAL EXPERIENCE AND POST-MARKETING SURVEILLANCE 3 LabCorp patient web portal eliminates scheduling hassle 1,750 LabCorp patient service centers and ~5,000 phlebotomists in physician offices make testing more convenient Combined company positioned to deliver superior “real-world” trial experience 1863861194391962838870543677743224276809 3237695737015808068229045992123661689025 9627304306793165311494017647376938735140 9336183321644828584837011709672125353387 5862158231013310387766827211572694951817 9589754693992642197915523385766231676275 4757036876987687698769876q8ew6rq98ew76r9 8q7ew6r98q7ew6r8q7ew6r98qw7e6r98qw7e6r8q w7e6r98qw7e6r8w7e6r98q7we6r98qw7e6r8qw7e 6r8qw7e6rq87wqe6r8qw7e6r98qw7e6r8wq7e6r98 wq7e6r8q9w7e6r85469941489290413018638611 9439196283887054367774322427685465465413 2132132168798746546543213213213579873541 32135879879541321321321321987*9/768465143 2132132132132789/709187987987432513213210 ..354987*/74351321357/94321321322165879879 87451327/76987321321213323654494853667680 0000106526248547305586159899914017076983 8548318875014293890899506854530765116803 3373222651756622075269517914422528081651 7166776672304306793165311494017647376938 7351409336183321654587254354654653373222 6517566220752337322265175662207523373222 6517566220752337322265175662207523373222 6517566220752337322265175662207523373222 6517566220752337322265175662207524448798 Real World Safety: prevent drugs f om being recalled 12 Billion test results and 70M+ unique patients enable post-market surveillance Real World Efficacy: expand commercial indications Identify safety signals early Avoid recall Modify prescription guidelines Combined co. real world evidence Identify new indications

18 COMBINED COMPANY RETAINS FINANCIAL STRENGTH Financial Review and 2015 Financial Guidance

19 CONSISTENT, LONG-TERM REVENUE(1) GROWTH (DOLLARS IN BILLIONS) $3.591 $4.068 $4.513 $4.695 $5.004 $5.542 $5.671 $5.808 $6.012 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e 2015 Guidance: 39%-42% Growth (1) 2006-2014 revenues excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company. 2015 guidance issued on April 27, 2015.

20 CONSISTENT, LONG-TERM EPS(1)(2) GROWTH (ADJUSTED EXCLUDING AMORTIZATION) $3.53 $4.45 $4.91 $5.24 $5.98 $6.37 $6.82 $6.80 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015e $6.95 2015 Adjusted EPS Guidance: $7.55 - $7.90 (1) EPS, as presented, represents adjusted, non-GAAP financial measures. Diluted EPS, as reported in the Company’s Annual Report were: $2.45 in 2004; $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; and $5.91 in 2014. 2015 guidance issued on April 27, 2015. (2) 2006-2014 Figures exclude Covance results. Excluding the $0.06 per diluted share impact of restructuring and other special charges and the $0.23 per diluted share impact from amortization in 2006; excluding the $0.25 per diluted share impact of restructuring and other special charges and the $0.27 per diluted share impact from amortization in 2007; excluding the $0.44 per diluted share impact of restructuring and other special charges and the $0.31 per diluted share impact from amortization in 2008; excluding the ($0.09) per diluted share impact of restructuring and other special charges and the $0.35 per diluted share impact from amortization in 2009; excluding the $0.26 per diluted share impact of restructuring and other special charges and the $0.43 per diluted share impact from amortization in 2010; excluding the $0.72 per diluted share impact of restructuring and other special charges, the $0.03 per diluted share impact from a loss on the divestiture of assets and the $0.51 per diluted share impact from amortization in 2011; excluding the $0.29 per diluted share impact of restructuring and other special charges and the $0.54 per diluted share impact from amortization in 2012; and excluding the $0.15 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2013; and excluding the $0.34 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2014.

21 COMBINED COMPANY RETAINS FINANCIAL STRENGTH – 1Q15 RESULTS (1) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (2) See appendix for reconciliation of non-GAAP financial measures The following consolidated first quarter results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance (Dollars in Millions, except per share data) 1Q15 1Q14 % Change Net Revenue $1,772.3 $1,430.7 23.9% Adjusted Operating Income(1) (2) $300.3 $231.9 29.5% Adjusted Operating Margin 16.9% 16.2% 70 bps Adjusted EPS(1) (2) $1.73 $1.51 14.6%

22 2015 FINANCIAL GUIDANCE (ISSUED APRIL 27, 2015; ASSUMES FX RATES AS OF MARCH 31, 2015) Total net revenue growth: Approximately 39% - 42%(1) LabCorp Diagnostics net revenue growth: Approximately 3% - 5%(2) Covance Drug Dev. net revenue growth: Approximately 0% - 2%(3) Adjusted EPS: $7.55 - $7.90 Operating cash flow: $1,045 Million - $1,070 Million(4) Capital expenditures: $325 Million - $350 Million Free cash flow: $695 Million - $745 Million(4) Free cash flow, ex net non-recurring items: $815 Million - $865 Million(5) Excluding the impact of amortization, restructuring and special items, guidance for 2015 is: (1) Net revenue growth is adjusted for approximately 230 basis points of negative currency impact. (2) Net revenue growth is adjusted for approximately 70 basis points of negative currency impact. (3) Net revenue growth versus full year 2014 net revenue, and is adjusted for approximately 440 basis points of negative currency impact. (4) Operating and free cash flow are negatively impacted by approximately $120 million of net non-recurring items related to the Covance acquisition (5) Adjusted for $120 million of net non-recurring items related to the Covance acquisition

23 THE LABCORP OF THE FUTURE: IMPROVING HEALTH, IMPROVING LIVES LEADING PROVIDER OF DRUG DEVELOPMENT SOLUTIONS USE DATA TO CHANGE DECISION MAKING TECHNOLOGY- ENABLED SOLUTIONS SCALABLE PLATFORMS AND APPLICATIONS FOR CUSTOMERS • World Class Diagnostics • Changing the Way Care is Provided • Bringing Innovative New Medicines to Patients INNOVATIVE AND EXPANDING TEST MENU LEADING PROVIDER OF INTEGRATED TESTING IMPROVED OUTCOMES / LOWER COST DIFFERENTIATED TOOLS TO REDUCE TIME AND COST OF TRIALS BEST IN CLASS CDX PARTNER

24 Appendix

COMBINED COMPANY HAS THE OPPORTUNITY TO BENEFIT FROM CRO MARKET EXPANSION AND AN INCREASE IN SHARE

1

	2014	2016	2018	
Biopharma spend on Phase II-III trials[1]	$30B	$32B	$34B	*Phase II-III trial market growing*
CRO served Phase II-III trial spend *(% served by CROs)*[1]	$12B *(40%)*	$13B *(42%)*	$15B *(44%)*	*CRO revenue capture increasing*
Combined company revenue for Phase II-III trials *(% share)*[2]	$750M *(~6%)*	~850M *(~6-7%)*	~$1B *(~6-7%)*	*Maintain current growth trend*
		$900M+ *(~7%)*	$1.1B+ *(~7-8%)*	*Combined company poised to increase Phase III share*
		$50M+ increase	$150M+ increase	

***Equivalent to winning ~1-2 incremental Phase III trials per year*[3]**

1. Covance market research; Numbers rounded to the nearest $1B 2. Numbers rounded to the nearest $50M 3. Assumes average Phase III trial cost of $75M and that CRO served revenue per trial varies between 30-60% of total cost, amortized over a period of 3 years (approximate length of a Phase III trial)
Note: Numbers may not sum due to rounding. Source: Covance market research

25

LabCorp Laboratory Corporation of America

COMPANION DIAGNOSTICS CAPABILITIES ADD >$100M REVENUE BY 2018

2

Sources of new value for combined company	2018 added opportunity	Revenue generator	Key figures for estimate
Biomarker & central lab testing	$60M+	50-200 added biomarker development and testing contracts per year	$1.8M total downstream testing revenue per biomarker contract[1]
CDx development services	$40M+	~30 new CDx partner opportunities now; ~$240M potential annual revenue[2]	15-40% of potential revenue captured; 10% CAGR to 2018[3]
Early-Phase clinical trials share	$30M+	1-2 incremental Phase II trials won per year by 2018[4]	$30M revenue per Phase II trial[5]

1. Based on estimated biomarker testing revenue of $200K per compound and total historical downstream testing revenue equal to 8.6x biomarker testing revenue 2. Covance estimates for currently obtainable projects with CDx development partner onboard 3. Assumptions based on market conditions expected by Covance 4. 2018 range corresponds to 1% additional market share on estimated 6% baseline for Covance in Phase II currently 5. Based on Credit Suisse 2013 analyst report figures for total trial cost by phase and CRO-addressable trial costs
Note: "Opportunity" column shows potential yearly incremental revenue reasonably achievable as a result of CDx development and commercialization offerings
Source: Credit Suisse 2013, Jefferies 2014, KeyBanc 2014, Covance

26

LabCorp
Laboratory Corporation of America

COMBINED COMPANY HAS OPPORTUNITY TO GROW SHARE IN PHASE IV TRIALS AND POST-MARKET SURVEILLANCE

3

	2014	2016	2018	
Biopharma Phase IV and post-market spend[1]	**$12B**	**$13B**	**$14B**	***Phase IV trial market growing***
CRO served Phase IV / post-market spend (% served by CROs)[1]	**$5B** *(38%)*	**$5B** *(39%)*	**$6B** *(40%)*	***CRO revenue capture increasing***
Combined company revenue for Phase IV / post-market *(% share)*[2]	**~$150M** *(~3%)*	**~$180M** *(~4%)*	**~$220M** *(~4%)*	***Maintain current growth trend***
		$200M+ *(~4%)*	**$270M+** *(~4-5%)*	***Combination poised to increase Phase IV/post-mkt share***
		$20M+ increase	**$50M+ increase**	

Equivalent to winning ~2-4 incremental Phase IV / post-market trials per year[3]

1. Covance market research; Numbers rounded to the nearest $1B 2. Numbers rounded to the nearest $10M 3. Assumes average Phase IV trial cost of $10M and length of <1 year, and average post-market surveillance cost of $30-40M and length of ~5 years; assumes CRO served revenue per trial varies between 30-60% of total cost (Covance market research, Parexel Biopharmaceutical Statistical Sourcebook 2014) Note: Numbers may not add up due to rounding.

27

LabCorp Laboratory Corporation of America

2014 PRO FORMA SEGMENT NET REVENUE (DOLLARS IN MILLIONS)

Pro forma results assume that the acquisition of Covance closed on January 1, 2014

	FY14
LabCorp as reported	$6,012
Adjustments(1)	($89)
LabCorp Diagnostics	$5,922
Covance as reported	$2,521
Adjustments(2)	$89
Covance Drug Development	$2,610

(1) Adjustments include the removal of LabCorp's legacy clinical trial services business and the addition of Covance's nutritional chemistry and food safety business.

(2) Adjustments include the addition of LabCorp's legacy clinical trial services business and the removal of Covance's nutritional chemistry and food safety business.

28

LabCorp
Laboratory Corporation of America

29 2014 PRO FORMA NET REVENUE BY GEOGRAPHY (DOLLARS IN MILLIONS) FY14 U.S. Net Revenue $6,786 % of total 79.5% ROW Net Revenue $1,747 % of total 20.5% Total Net Revenue $8,533 Pro forma results assume that the acquisition of Covance closed on January 1, 2014

30 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2015 2014 Operating Income 130.2$ 203.3$ Acquisition-related costs 113.4 - Restructuring and other special charges 19.3 7.6 Consulting fees 6.0 - Amortization of intangibles and other assets 31.4 21.0 Adjusted operating income 300.3$ 231.9$ Adjusted EPS Diluted earnings per common share 0.01$ 1.31$ Restructuring and special items 1.51 0.05 Amortization expense 0.21 0.15 Adjusted EPS 1.73$ 1.51$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended March 31,

31 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES 1) During the first quarter of 2015, the Company recorded net restructuring and other special charges of $19.3 million. The charges included $3.2 million in severance and other personnel costs along with $1.0 million in costs associated with facility closures and general integration initiatives. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $6.0 million of consulting expenses relating to fees incurred as part of its Project LaunchPad business process improvement initiative. The Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction ($32.8 in cost of sales and $46.7 in SG&A in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in SG&A in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2015, by $141.3 million and diluted earnings per share by $1.51 ($141.3 million divided by 93.8 million shares). 2) During the first quarter of 2014, the Company recorded net restructuring and other special charges of $7.6 million. The charges included $2.8 million in severance and other personnel costs along with $4.9 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.1 million in unused severance. The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2014, by $4.7 million and diluted earnings per share by $0.05 ($4.7 million divided by 86.6 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended March 31, 2015 and 2014, intangible amortization was $31.4 million and $21.0 million, respectively ($20.1 million and $12.9 million net of tax, respectively) and decreased EPS by $0.21 ($20.1 million divided by 93.8 million shares) and $0.15 ($12.9 million divided by 86.6 million shares), respectively. 4) During the first quarter of 2015, the Company's operating cash flows were reduced due to payment of $153.5 million in acquisition-related charges. These payments were comprised of $75.5 million in legal and advisor fees, $40.6 million in accelerated Covance employee equity awards, and $37.4 million in make-whole payments triggered by calling Covance private placement notes outstanding at the time of the transaction.